                                                                  EXHIBIT 10.42C

                           WAIVER AND AMENDMENT NO. 4

                                       TO

               LOAN AND SECURITY AGREEMENT AND RELATED DOCUMENTS
               -------------------------------------------------

          This Waiver and Amendment No. 4 to Loan and Security Agreement (this "Amendment") is entered into as of April 5, 2000 among HAWKER PACIFIC AEROSPACE,
----------
a California corporation ("U.S. Borrower"), HAWKER PACIFIC AEROSPACE LIMITED, a
                           -------------
company organized under the laws of England and Wales ("U.K. Borrower" and,
                                                        -------------
collectively with U.S. Borrower, "Borrowers"), the financial institution(s)
                                  ---------
listed on the signature pages hereof and their respective successors and Eligible Assignees (each, individually, a "Lender" and, collectively,
                                           ------
"Lenders"), HELLER FINANCIAL, INC., a Delaware corporation, as a Lender and as
 -------
Agent for Lenders ("Agent"), and NMB-HELLER LIMITED, an Affiliate of Agent domiciled in the United Kingdom, as Funding Agent and Collateral Agent ("NMB-
                                                                         ---
Heller").
------

                                   RECITALS;
                                   --------

          WHEREAS, Borrowers, Lenders, Agent and NMB-Heller are parties to a Loan and Security Agreement dated as of December 22, 1998 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "Loan
                                                                         ----
Agreement"); and
---------

          WHEREAS, Borrowers, Lenders, Agent and NMB-Heller are also parties to Waiver and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1999 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "First Amendment"), Waiver and Amendment No. 2 to Loan
                         ---------------
and Security Agreement dated as of December 10, 1999 (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "Second
                                                                      ------
Amendment") and Waiver and Amendment No. 3 to Loan and Security Agreement dated
---------
as of February 16, 2000 (as heretofore, now or hereafter amended, Supplemented, restated or otherwise modified, the "Third Amendment");
                                     ---------------

          WHEREAS, pursuant to the First Amendment, as amended by the Third Amendment, Borrowers agreed to (a) pay an Amendment Fee of $50,000 on the earlier of March 31, 2000 or the closing of a sale of substantially all of the assets of Borrowers and their respective Subsidiaries ("Company Sale"), (b)
                                                        ------------
enter into a letter of intent in form and substance satisfactory to Agent for the Company Sale on or prior to March 15, 2000 and (c) close the Company Sale on or prior to March 31, 2000;

          WHEREAS, pursuant to the Second Amendment, as amended by the Third Amendment, Borrowers agreed that on or prior to March 15, 2000, Borrowers would obtain a Second Junior Investment of at least $1,000,000 or such greater amount not to exceed $3,000,000 as deemed necessary by Agent;

          WHEREAS, pursuant to a letter agreement dated October 29, 1999 among Agent and Borrowers regarding the deferral of $425,411.96 of unpaid interest (the "Unpaid Interest

Letter"), Borrowers agreed that they would pay the $425,411.96 of unpaid interest upon the earlier of March 31, 2000 or a Company Sale;

          WHEREAS, Borrowers have failed to comply with the covenants described in the preceding clauses and such failures constitute Events of Default under the Loan Agreement (collectively, the "Existing Defaults"); and
                                       -----------------

          WHEREAS, the parties hereto have agreed to amend the First Amendment and Second Amendment pursuant to the terms and upon the conditions set forth herein;

          NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.  Definitions.  Unless otherwise defined herein, capitalized terms
              -----------
used in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement, the First Amendment and the Second Amendment.

          2.  Limited Waiver of Lenders.  Lenders hereby waive the Existing
              -------------------------
Defaults.

          3.  Amendment to Loan Documents.  The parties agree to amend the Loan
              ---------------------------
Documents as follows:

               (a)  Section 11.1 of the Loan Agreement is hereby amended by
                    ------------
     deleting the parenthetical in clause (1) of the "EBITDA" definition and
                                   ----------
     replacing it with the following:

               (without deduction for professional fees in connection with the sale of substantially all of the assets of the Borrowers and their respective Subsidiaries, without deduction for any fees or expenses incurred by any financial consultant retained by Agent, without deduction for the $50,000 amendment fee charged by Agent in connection with Waiver and Amendment No. 1 to this Agreement and without deduction for the fees charged by Agent pursuant to Section 4 of Waiver and Amendment No. 4 to this Agreement)

               (b)  Paragraph C of the Financial Covenants Rider to the Loan
                    -----------        -------------------------
     Agreement is hereby amended by adding the following to the end thereof:

               Notwithstanding the foregoing, if the Capital Expenditures actually made during the period from September 30, 1999 through December 31, 1999 and/or during the first fiscal quarter in Fiscal Year 2000 are less than the maximum amount allowed for such periods, then such unused amount may be carried over only to the second fiscal quarter of Fiscal Year 2000, which unused amount shall increase the maximum amount of Capital Expenditures allowed in the second fiscal quarter of Fiscal Year 2000 by such carried-over amount.

               (c)  Section 4(a) of the First Amendment is hereby amended by
                    ------------
     replacing "March 31, 2000" with "August 31, 2000."

               (d)  Section 4(d)(v) of the First Amendment is hereby amended by
                    ---------------
     replacing "March 15, 2000" with "August 31, 2000."

               (e)  Section 4(d)(vi) of the First Amendment is hereby amended by
                    ----------------
     replacing "March 31, 2000" with "August 31, 2000."

               (f)  Section 4(b) of the Second Amendment is hereby amended by
                    ------------
     replacing "March 15, 2000" with "August 31, 2000."

               (g)  Unpaid Interest Letter.  The Unpaid Interest Letter is
                    ----------------------
     hereby amended by replacing "March 31, 2000" with "August 31, 2000."


           4.  Fees.  Each Borrower covenants and agrees that (i) it shall be
               ----
jointly and severally liable for, and shall pay when due, all of the fees set forth below and (ii) failure of Borrowers to pay any of the fees set forth below when due shall constitute an Event of Default under the Loan Agreement; provided, however, that upon receipt by Agent of either (i) a permanent nonrefundable repayment of $10 million of the Obligations (which amount may not be reborrowed and may be applied to the Obligations in any manner Agent deems appropriate) by U.S. Borrower from the net proceeds of a new equity investment in U.S. Borrower, the terms and conditions of which are acceptable to Agent; or
(ii) a guaranty from a Person other than Borrowers and their Subsidiaries of the Obligations in form and substance satisfactory to Agent and a letter of credit securing such guaranty from a financial institution acceptable to Agent with a face amount of at least $10,000,000 that may be immediately drawn upon an Event of Default, any of the fees set forth below that have not yet been earned shall be deemed waived. In addition to the Amendment Fee (as defined in the First Amendment) and all fees payable under or in connection with the Loan Agreement, Borrowers shall owe to Agent and Agent shall be deemed to have fully earned (a) $50,000 on the date hereof, (b) $10,000 on each Friday in April, commencing on Friday, April 7, 2000, and ending on Friday, April 28, 2000, (c) $20,000 on each Friday in May, commencing on Friday, May 5, 2000, and ending on Friday, May 26, 2000, (d) $25,000 on each Friday in June, commencing on Friday, June 2, 2000, and ending on Friday, June 30, 2000, (e) $30,000 on each Friday in July, commencing on Friday, July 7, 2000, and ending on Friday, July 28, 2000, and (f) $300,000 on each Friday in August, commencing on Friday, August 4, 2000, and ending on Friday, August 25, 2000; provided, however, that if (x) on or prior to July 31, 2000 Borrowers deliver to Agent either (i) a fully executed commitment letter in form and substance satisfactory to Agent pursuant to which a financial institution acceptable to Agent commits to refinance and pay in full the Obligations or (ii) a fully executed purchase agreement in form and substance satisfactory to Agent for the sale of substantially all of the assets of Borrowers and their respective Subsidiaries at a price sufficient to repay in full the Obligations and (y) on or prior to August 31, 2000 Borrowers pay the Obligations in full, then any of the foregoing weekly fees earned by Agent for weeks occurring during the month of August, 2000, shall be reduced by 50%. All such fees shall be fully earned on the applicable dates set forth above and shall be nonrefundable, but shall not be payable until the earlier of (i) August 31, 2000 or (ii) payment in full of all Obligations under the Loan Agreement and termination of the commitments thereunder. In addition to the foregoing, commencing on Friday, September 1, 2000, and on each Friday thereafter, Borrowers shall pay to Agent a fee of $300,000. Such fee shall be deemed fully earned when due and shall be nonrefundable.

           5.  Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective upon the prior or concurrent satisfaction of the following conditions, all in a manner satisfactory to Agent:

               (a) Agent shall have received a fully executed copy of this Amendment, including all Exhibits hereto.

               (b) Agent shall have received a fully executed Waiver and Amendment No. 3 to Refund Agreement in the form attached hereto as Exhibit A.

               (c) Agent shall have received a fully executed Amendment No. 2 to Assumption Agreement in the form attached hereto as Exhibit B.

           6.  Representations and Warranties of Borrowers.  Each Borrower
               -------------------------------------------
represents and warrants to Agent and Lenders that:

           6.1  Authority.  Each Borrower has full power, authority and legal
                ---------
right to enter into this Amendment and the other agreements entered into in connection herewith to which such Borrower is a party. The execution and delivery by each Borrower of this Amendment and the other agreements entered into in connection herewith to which such Borrower is a party: (i) have been duly authorized by all necessary action on the party of such Borrower; (ii) are not in contravention of the terms of such Borrower's organizational documents or of any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction of which such Borrower or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of such Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Borrower is a party or by which such person or any of its property may be bound or affected.

           6.2  Binding Effect.  This Amendment and all of the other agreements
                --------------
entered into by each Borrower in connection herewith have been duly executed and delivered by such Borrower, are the legal, valid and binding obligations of such Borrower and are enforceable against such in accordance with their respective terms.

           6.3  No Default.   No Default or Event of Default has occurred and is
                ----------
continuing or would result from the execution and delivery of this Amendment or the other agreements executed and delivered by either Borrower hereunder or the consummation of the transactions contemplated hereby or thereby.

           7.   Reference to and Effect Upon the Loan Documents.
                -----------------------------------------------

           7.1 Except as specifically amended above, the Loan Documents, as amended, shall remain in full force and effect and are hereby ratified and confirmed.

           7.2 The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document (after giving effect to this Agreement). Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

           8.  Counterparts; Facsimile Signatures.  This Amendment may be
               ----------------------------------
executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart and an original for all purposes.

           9.  Costs, Expenses and Taxes.  Borrowers jointly and severally agree
               -------------------------
to pay on demand all reasonable fees, costs and expenses incurred by Agent, Lenders and NMB-Heller in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorney's fees and expenses).

           10. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

           11.  Headings.  Section headings in this Amendment are included
                --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


                           [signature page continued]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              HAWKER PACIFIC AEROSPACE, as Borrower and as
                              Borrower Representative



                              By: /s/ Philip M. Panzera
                                 ----------------------------------
                              Name: Philip M. Panzera
                                    -------------------------------
                              Title: EVP
                                 ----------------------------------


                              HAWKER PACIFIC AEROSPACE LIMITED, as a Borrower


                              By: /s/ Philip M. Panzera
                                 ----------------------------------
                              Name: Philip M. Panzera
                                   --------------------------------
                              Title: Director
                                    -------------------------------


                              HELLER FINANCIAL, INC., as Agent and as a Lender



                              By:   /s/ Renee M. Rempe
                                    -------------------------------
                              Name: Renee M. Rempe
                                    -------------------------------
                              Title: Vice President
                                    -------------------------------


                              NMB-HELLER LIMITED, in its capacity as Funding Agent and Collateral Agent


                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Title:

                                                                       EXHIBIT A

                           WAIVER AND AMENDMENT NO. 3

                                       TO

                                REFUND AGREEMENT
                                ----------------

          This Waiver and Amendment No. 3 to Refund Agreement (the "Amendment")
                                                                    ---------
is made as of April 5, 2000, by and among Unique Investment Corporation, a California corporation ("Unique"), Hawker Pacific Aerospace, a California
                         ------
corporation ("U.S. Borrower"), Hawker Pacific Aerospace Limited, an English
              -------------
corporation ("U.K. Borrower" and, together with U.S. Borrower, each, a
              -------------
"Borrower" and, collectively, "Borrowers"), and Heller Financial, Inc., a
 --------                      ---------
Delaware corporation ("Agent"), individually and as Agent under the Senior Loan
                       -----
Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Refund Agreement (as hereinafter defined).

                                   RECITALS;
                                   --------

          WHEREAS, on November 11, 1999, Unique, Borrowers and Agent entered into a Refund Agreement (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "Refund Agreement");
                                     ----------------

          WHEREAS, Unique has breached the Refund Agreement by failing to repay the Refund Amount on March 15, 2000 even though the Second Junior Investment had not been obtained on or prior to such date (the "Existing Default");
                                                 ----------------

          WHEREAS, Borrowers and Agent have agreed, pursuant to Waiver and Amendment No. 4 to Loan and Security Agreement of even date herewith (the

"Fourth Amendment"), subject to the terms and conditions set forth therein, to
-----------------
amend the Loan Agreement to, among other things, (a) permit the funding of the Second Junior Investment on or prior to August 31, 2000; and (b) permit the Company Sale to close on or prior to August 31, 2000

          WHEREAS, the parties to the Refund Agreement have agreed to waive the Existing Default and amend the Refund Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Limited Waiver.  Agent and Borrowers hereby waive the Existing
              --------------
Default.

          2.  Amendment to Refund Agreement. The parties agree to amend the
              -----------------------------
Refund Agreement by deleting Section 2 in its entirety and replacing it with the following:

               Return of Prior Payments to Unique.  Unless Agent otherwise
               ----------------------------------
          agrees in writing, Unique shall pay to Agent an amount equal to all payments received by Unique with respect to the Subordinated Debt from and after December 31, 1998 (the "Refund Amount") on the Payment Date (as hereinafter defined). "Payment Date" means (a) December 10, 1999, if Borrowers have not obtained the Initial Junior Investment (as defined in Waiver and Amendment No. 1 to this Agreement dated as of December 10, 1999) on or prior to December 10, 1999, (b) August 31, 2000, if Borrowers have not obtained the Second Junior Investment (as defined in Waiver and Amendment No. 1 to this Agreement dated as of December 10, 1999) on or prior to August 31, 2000, (c) August 31, 2000, if the Company Sale ( as defined in the Amendment) has not closed on or prior to August 31, 2000, and (d) August 31, 2000, if the Company Sale has closed on or prior to August 31, 2000, but the Senior Debt has not been paid in full in cash on or prior to such date, unless Agent otherwise agrees in writing. Nothing set forth herein shall be deemed a release of any liability of either Borrower to Unique.

          3.  Representations and Warranties of Borrowers and Unique. Each
              ------------------------------------------------------
Borrower and Unique represents and warrants to Agent that:

          3.1  Authority.  It has full power, authority and legal right to enter
               ---------
into this Amendment and the other agreements entered into in connection herewith to which it is a party. The execution and delivery by it of this Amendment and the other agreements entered into in connection herewith to which it is a party:
(i) have been duly authorized by all necessary action; (ii) are not in contravention of the terms of its organizational documents or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction of which it or any of its property may be subject; and
(v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of it under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or affected.

          3.2  Binding Effect.  This Amendment and all of the other agreements
               --------------
entered into by each Borrower and Unique in connection herewith have been duly executed and delivered by each Borrower and Unique, are the legal, valid and binding obligations of each Borrower and Unique and are enforceable against each Borrower and Unique, in accordance with their respective terms.

          4.  Reference to and Effect Upon the Subordination Agreement and the
              ----------------------------------------------------------------
Refund Agreement.
----------------

          4.1 Except as specifically modified above, the Subordination Agreement and the Refund Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          4.2 The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Subordination Agreement or the Refund

Agreement or any Senior Loan Document or (ii) prejudice any right, power or remedy which Agent may now have or may have in the future under or in connection with the Subordination Agreement or the Refund Agreement (after giving effect to this Amendment) or any Senior Loan Document.

          5.  Counterparts; Facsimile Signatures. This Amendment may be executed
              ----------------------------------
in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart and an original for all purposes.

          6.  Costs, Expenses and Taxes. Borrowers jointly and severally agree
              -------------------------
to pay on demand all reasonable fees, costs and expenses incurred by Agent, Lenders and NMB-Heller in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorney's fees and expenses).

          7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          8. Headings. Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.



                           [signature page continued]

          IN WITNESS WHEREOF, the parties hereto have hereupon set their hands as of the date first set forth above.

                                    UNIQUE INVESTMENT CORPORATION


                                    By: /s/ Daniel J. Lubeck
                                       ---------------------------------------
                                    Name: Daniel J. Lubeck
                                       ---------------------------------------
                                    Title: Managing Director
                                       ---------------------------------------


                                    HAWKER PACIFIC AEROSPACE

                                    By: /s/ Philip M. Panzera
                                       ---------------------------------------
                                    Name: Philip M. Panzera
                                       ---------------------------------------
                                    Title: EVP
                                       ---------------------------------------


                                    HAWKER PACIFIC AEROSPACE LIMITED

                                    By: /s/ Philip M. Panzera
                                       ---------------------------------------
                                    Name: Philip M. Panzera
                                       ---------------------------------------
                                    Title:  Director
                                       ---------------------------------------


                                    HELLER FINANCIAL, INC.

                                    By: /s/ Renee M. Rempe
                                       ---------------------------------------
                                    Name: Renee M. Rempe
                                       ---------------------------------------
                                    Title: Vice President
                                       ---------------------------------------

                                                                       EXHIBIT B

                                AMENDMENT NO. 2

                                       TO

                              ASSUMPTION AGREEMENT
                              --------------------

          This Amendment No. 2 to Assumption Agreement (the "Amendment") is made
                                                             ---------
as of April 5, 2000, by and among Unique Investment Corporation, a California corporation ("Unique"), and Heller Financial, Inc., a Delaware corporation
              ------
("Agent"), as Agent under the Loan Agreement.  Capitalized terms used herein and
-------
not otherwise defined shall have the meanings assigned to them in the Assumption Agreement (as hereinafter defined).

                                   RECITALS;
                                   --------

          WHEREAS, on December 10, 1999, Unique and Agent entered into an Assumption Agreement (as heretofore, now, or hereafter amended, supplemented, restated or otherwise modified, the "Assumption Agreement"); and
                                     --------------------

          WHEREAS, the parties to the Assumption Agreement have agreed to amend the Assumption Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Amendment to Assumption Agreement.  The parties agree to amend the
              ---------------------------------
Assumption Agreement by deleting Section 2 in its entirety and replacing it with the following:

                    Assumption.  In the event the Guaranty is deemed
                    ----------
          unenforceable against Original Guarantor by any court, and a basis for such ruling is that Original Guarantor failed to execute and deliver a reaffirmation of the Guaranty in connection with the Second Amendment, Waiver and Amendment No. 3 to Loan and Security Agreement and Related Documents dated as of February 16, 2000 among Borrowers and Agent or Waiver and Amendment No. 4 to Loan and Security Agreement and Related Documents dated as of April 5, 2000 among Borrowers and Agent, Assumptor hereby (i) assumes and agrees to pay, as a primary obligor, all "Guaranteed Obligations" (as defined in the Guaranty) due and becoming due under the Guaranty notwithstanding that it is unenforceable against Original Guarantor; (ii) assumes, agrees to be bound by, and covenants to perform, as a primary obligor, all the terms, waivers and conditions of the Guaranty; and (iii) agrees to be legally bound for such performance, as a primary obligor, to the same extent as if Assumptor were the "Term B Guarantor" originally named in the Guaranty and notwithstanding the unenforceability of the Guaranty against Original Guarantor or any failure of Original Guarantor to perform any warranties, covenants or other obligations running from Original Guarantor to Assumptor; provided, however, that Original Guarantor shall remain fully liable for the "Guaranteed Obligations" (as defined in the Guaranty) and for the performance of the terms and conditions of the Guaranty, as a primary obligor, jointly and severally with Assumptor.

          2.   Representations and Warranties of Unique. Unique represents and
               ----------------------------------------
warrants to Agent that:

          2.1  Authority.  It has full power, authority and legal right to enter
               ---------
into this Amendment and the other agreements entered into in connection herewith to which it is a party. The execution and delivery by it of this Amendment and the other agreements entered into in connection herewith to which it is a party:
(i) have been duly authorized by all necessary action; (ii) are not in contravention of the terms of its organizational documents or of any indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction of which it or any of its property may be subject; and
(v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of it under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or affected.

          2.2  Binding Effect.  This Amendment and all of the other agreements
               --------------
entered into by Unique in connection herewith have been duly executed and delivered by Unique, are the legal, valid and binding obligations of Unique and are enforceable against Unique, in accordance with their respective terms.

          3.   Reference to and Effect Upon the Assumption Agreement.
               -----------------------------------------------------
          3.1 Except as specifically modified above, the Assumption Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          3.2 The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Assumption Agreement or (ii) prejudice any right, power or remedy which Agent may now have or may have in the future under or in connection with the Assumption Agreement (after giving effect to this Amendment).

          4.   Counterparts; Facsimile Signatures. This Amendment may be
               ----------------------------------
executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart and an original for all purposes.

          5.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          6. Headings. Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          IN WITNESS WHEREOF, the parties hereto have hereupon set their hands as of the date first set forth above.

                                    UNIQUE INVESTMENT CORPORATION


                                    By: /s/ Daniel J. Lubeck
                                       ---------------------------------------
                                    Name: Daniel J. Lubeck
                                         -------------------------------------
                                    Title: Managing Director
                                          ------------------------------------


                                    HELLER FINANCIAL, INC.

                                    By: /s/ Renee Rempe
                                       ---------------------------------------
                                    Name: Renee Rempe
                                         -------------------------------------
                                    Title: Vice President
                                          ------------------------------------

                                       3